UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2003

MSDW Structured Asset Corp. (Issuer in Respect of SATURNS Trust No. 2002-9)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-64879 (Commission File Number)	13-4026700 (IRS Employer Identification No.)
1585 Broadway, New York, New York (Address of principal executive offices)	10036 (Zip Code)

Registrant's telephone number, including area code 212-761-2520

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the semi annual distribution reported to the holders of SATURNS Trust No. 2002-9, which was made on June 2, 2003.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Semi-Annual distribution report pursuant to the Trust Agreement for the distribution on June 2, 2003.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS TRUSTEE UNDER THE TRUST AGREEMENT ON BEHALF OF MSDW STRUCTURED ASSET CORP., REGISTRANT

Date: June 3, 2003	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	06/02/2003
			VERIZON GLOBAL FUNDING DEBENTURE BACKED	PAYMENT DATE:	06/02/2003

135 S. LASALLE STREET SUITE 1625
CHICAGO, IL 60603-4159
USA
SERIES 2002-9
			PRIOR PAYMENT:	12/02/2002
			NEXT PAYMENT:	12/01/2003
				RECORD DATE:	05/15/2003

ABN AMRO ACCT: 67-9052-10-0
	ADMINISTRATOR:		REPORTING PACKAGE TABLE OF CONTENTS	ANALYST:
	ANDY STREEPEY (312) 904-9387			RACHEL GAXIOLA (714)238-6726
	ANDY.STREEPEY@ABNAMRO.COM			RACHEL.GAXIOLA@ABNAMRO.COM

PAGE(S)
ISSUE ID:	SAT00209			CLOSING DATE:	7/30/2002
		STATEMENTS TO CERTIFICATEHOLDERS	PAGE 2
		CASH RECONCILIATION SUMMARY	PAGE 3	FIRST PAYMENT DATE:	12/2/2002
MONTHLY DATA FILE NAME:		BOND INTEREST RECONCILIATION	PAGE 4	RATED FINAL PAYMENT: DATE:	12/1/2030
	SAT00209_200306_3.ZIP	OTHER RELATED INFORMATION	PAGE 5
		REALIZED LOSS DETAIL	PAGE 6
		RATING INFORMATION	PAGE 7

PARTIES TO THE TRANSACTION
DEPOSITOR: /MSDW STRUCTURED ASSET CORP.
UNDERWRITER: MORGAN STANLEY DEAN WITTER
RATING AGENCY: MOODY'S INVESTORS SERVICE, INC./STANDARD & POORS RATING SERVICES

INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
		LASALLE WEB SITE	WWW.ETRUSTEE.NET

		LASALLE FACTOR LINE	(800) 246-5761

05/29/2003 - 12:27 (I931-I932) 2003 LASALLE BANK N.A.					PAGE 1 OF 7

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

			VERIZON GLOBAL FUNDING DEBENTURE BACKED							STATEMENT DATE:	06/02/2003

			SERIES 2002-9							PAYMENT DATE:	06/02/2003

WAC:		7.717000%								PRIOR PAYMENT:	12/02/2002
										NEXT PAYMENT:	12/01/2003
WAMM:		660
										RECORD DATE:	05/15/2003
			GRANTOR TRUST
			ABN AMRO ACCT: 67-9052-10-0

		ORIGINAL		OPENING	PRINCIPAL	PRINCIPAL	NEGATIVE	CLOSING	INTEREST	INTEREST	PASS-THROUGH
	CLASS	FACE VALUE (1)		BALANCE	PAYMENT	ADJ. OR LOSS	AMORTIZATION	BALANCE	PAYMENT (2)	ADJUSTMENT	RATE

	CUSIP			PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	NEXT RATE(3)
A UNIT		43,700,000.00		43,700,000.00	0.00	0.00	0.00	43,700,000.00	1,638,750.00	0.00	7.50000000%
80409L201				1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	37.500000000	0.000000000	FIXED

B UNIT		43,700,000.00	N	43,700,000.00	0.00	0.00	0.00	43,700,000.00	47,414.50	0.00	0.21700000%
80409LAA0				1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	1.085000000	0.000000000	FIXED

	TOTAL	43,700,000.00		43,700,000.00	0.00	0.00	0.00	43,700,000.00	1,686,164.50	0.00

								TOTAL P&I PAYMENT	1,686,164.50

NOTES: (1) N DENOTES NOTIONAL BALANCE NOT INCLUDED IN TOTAL (2) ACCRUED INTEREST PLUS/MINUS INTEREST ADJUSTMENT MINUS DEFERRED INTEREST EQUALS INTEREST PAYMENT (3) ESTIMATED. * DENOTES CONTROLLING CLASS
05/29/2003 - 12:27 (I931-I932) 2003 LASALLE BANK N.A.										PAGE 2 OF 7

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
VERIZON GLOBAL FUNDING DEBENTURE BACKED	STATEMENT DATE:	06/02/2003
PAYMENT DATE:	06/02/2003
SERIES 2002-9	PRIOR PAYMENT:	12/02/2002
NEXT PAYMENT:	12/01/2003
RECORD DATE:	05/15/2003
ABN AMRO ACCT: 67-9052-10-0

CASH RECONCILIATION SUMMARY

INTEREST SUMMARY	PRINCIPAL SUMMARY	SERVICING FEE SUMMARY
CURRENT SCHEDULED INTEREST	1,686,164.50	SCHEDULED PRINCIPAL:
LESS DEFERRED INTEREST	0.00	CURRENT SCHEDULED PRINCIPAL	0.00	CURRENT SERVICING FEES	0.00
LESS PPIS REDUCING SCHEDULED INT	0.00	PLUS FEES ADVANCED FOR PPIS	0.00
ADVANCED SCHEDULED PRINCIPAL	0.00	LESS REDUCTION FOR PPIS	0.00
PLUS GROSS ADVANCE INTEREST	0.00	SCHEDULED PRINCIPAL	0.00
LESS ASER INTEREST ADV REDUCTION	0.00	PLUS DELINQUENT SERVICING FEES	0.00
INTEREST NOT ADVANCED ( CURRENT PERIOD )	0.00	UNSCHEDULED PRINCIPAL:
LESS OTHER ADJUSTMENT	0.00	CURTAILMENTS	0.00	TOTAL SERVICING FEES	0.00
PREPAYMENTS IN FULL	0.00
TOTAL	1,686,164.50
UNSCHEDULED INTEREST:	LIQUIDATION PROCEEDS	0.00
REPURCHASE PROCEEDS	0.00
PREPAYMENT PENALTIES	0.00
YIELD MAINTENANCE PENALTIES	0.00	OTHER PRINCIPAL PROCEEDS	0.00
OTHER INTEREST PROCEEDS	0.00	TOTAL UNSCHEDULED PRINCIPAL	0.00
TOTAL	0.00	REMITTANCE PRINCIPAL	0.00

LESS FEE PAID TO SERVICER	0.00	REMITTANCE P&I DUE TRUST	1,686,164.50
LESS FEE STRIPS PAID BY SERVICER	0.00
REMITTANCE P&I DUE CERTS	1,686,164.50
LESS FEES & EXPENSES PAID BY/TO SERVICER	PPIS SUMMARY
SPECIAL SERVICING FEES	0.00	POOL BALANCE SUMMARY
WORKOUT FEES	0.00	BALANCE	COUNT	GROSS PPIS	0.00
LIQUIDATION FEES	0.00
BEGINNING POOL	43,700,000.00	2	REDUCED BY PPIE	0.00
INTEREST DUE SERV ON ADVANCES	0.00	SCHEDULED PRINCIPAL	0.00	REDUCED BY SHORTFALLS IN FEES	0.00
RECOUP OF PRIOR ADVANCES	0.00	UNSCHEDULED PRINCIPAL	0.00	0	REDUCED BY OTHER AMOUNTS	0.00
MISC. FEES & EXPENSES	0.00	DEFERRED INTEREST	0.00
LIQUIDATIONS	0.00	0	PPIS REDUCING SCHEDULED INTEREST	0.00
PPIS REDUCING SERVICING FEE	0.00
TOTAL UNSCHEDULED FEES & EXPENSES	0.00	REPURCHASES	0.00	0
TOTAL INTEREST DUE TRUST	1,686,164.50	ENDING POOL	43,700,000.00	2	PPIS DUE CERTIFICATE	0.00
LESS FEES & EXPENSES PAID BY/TO TRUST	ADVANCE SUMMARY (ADVANCE MADE BY )
PRINCIPAL	INTEREST
TRUSTEE FEE	0.00
FEE STRIPS	0.00	PRIOR OUTSTANDING	0.00	0.00
MISC. FEES	0.00
INTEREST RESERVE WITHHOLDING	0.00	PLUS CURRENT PERIOD	0.00	0.00
PLUS INTEREST RESERVE DEPOSIT	0.00	LESS RECOVERED	0.00	0.00
TOTAL	0.00	LESS NON RECOVERED	0.00	0.00
ENDING OUTSTANDING	0.00	0.00
TOTAL INTEREST DUE CERTS	1,686,164.50

05/29/2003 - 12:27 (I931-I932) 2003 LASALLE BANK N.A.	PAGE 3 OF 7

ABN AMRO

LASALLE BANK	N.A.

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

VERIZON GLOBAL FUNDING DEBENTURE BACKED	STATEMENT DATE:	06/02/2003
PAYMENT DATE:	06/02/2003
SERIES 2002-9
PRIOR PAYMENT:	12/02/2002
NEXT PAYMENT:	12/01/2003
RECORD DATE:	05/15/2003

ABN AMRO ACCT: 67-9052-10-0
BOND INTEREST RECONCILIATION

DEDUCTIONS	ADDITIONS
REMAINING
ACCRUAL	PASS	ACCRUED
DEFERRED &

PRIOR	INT ACCRUAL	PREPAY-	OTHER	DISTRIBUTABLE	INTEREST	CURRENT PERIOD	OUTSTANDING
CREDIT SUPPORT
THRU	CERTIFICATE	ALLOCABLE	ACCRETION	INTEREST	INT. SHORT-	ON PRIOR	MENT	INTEREST	CERTIFICATE	PAYMENT	(SHORTFALL)/	INTEREST
CLASS	METHOD DAYS	RATE	INTEREST	PPIS	INTEREST	LOSS/EXP	FALLS DUE	SHORTFALL (3)	PENALTIES	PROCEEDS (1)
INTEREST (2)

AMOUNT	RECOVERY	SHORTFALLS	ORIGINAL	CURRENT(4)

A UNIT	30/360	180	7.500000000%	1,638,750.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,638,750.00	1,638,750.00	0.00	0.00	NA	NA
B UNIT	30/360	180	0.217000000%	47,414.50	0.00	0.00	0.00	0.00	0.00	0.00	0.00	47,414.50	47,414.50	0.00	0.00	NA	NA
1,686,164.50	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,686,164.50	1,686,164.50	0.00	0.00

(1) OTHER INTEREST PROCEEDS ARE ADDITIONAL INTEREST AMOUNTS SPECIFICALLY ALLOCATED TO THE BOND(S) AND USED IN DETERMINING THE BONDS DISTRIBUTABLE INTEREST.
(2) ACCRUED - DEDUCTIONS + ADDITIONS INTEREST
(3) INCLUDES INTEREST ACCRUED ON OUTSTANDING INTEREST SHORTFALLS AND/OR LOSS ALLOCATIONS. WHERE APPLICABLE.
(4) DETERMINED AS FOLLOWS: (A) THE ENDING BALANCE OF ALL THE CLASSES LESS (B) THE SUM OF (I) THE ENDING BALANCE OF THE CLASS AND (II) THE ENDING BALANCE OF ALL CLASSES WHICH ARE NOT SUBORDINATE TO THE CLASS DIVIDED BY (A).
PAGE 4 OF 7
05/29/2003 - 12:27 (I931-I932) 2003 LASALLE BANK N.A.

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
VERIZON GLOBAL FUNDING DEBENTURE BACKED				STATEMENT DATE:	06/02/2003
	SERIES 2002-9			PAYMENT DATE:		06/02/2003
				PRIOR PAYMENT:		12/02/2002
				NEXT PAYMENT:		12/01/2003
				RECORD DATE:		05/15/2003
ABN AMRO ACCT: 67-9052-10-0
OTHER RELATED INFORMATION

SWAP INFORMATION

		SWAP RECEIPENTS	SWAP AMOUNT RECEIVED	NEXT SWAP RATE

		NONE	0.00	0.00%

05/29/2003 - 12:27 (I931-I932) 2003 LASALLE BANK N.A.					PAGE 5 OF 7

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	06/02/2003
			VERIZON GLOBAL FUNDING DEBENTURE BACKED	PAYMENT DATE:	06/02/2003
			SERIES 2002-9	PRIOR PAYMENT:	12/02/2002
				NEXT PAYMENT:	12/01/2003
				RECORD DATE:	05/15/2003

ABN AMRO ACCT: 67-9052-10-0
REALIZED LOSS DETAIL

BEGINNING
SCHEDULED
BALANCE

GROSS PROCEEDS
AS A % OF
SCHED. BALANCE

AGGREGATE
LIQUIDATION
EXPENSES *

NET
LIQUIDATION
PROCEEDS

NET PROCEEDS
AS A % OF
SCHED. BALANCE

PERIOD

DISCLOSURE
CONTROL #

APPRAISAL
DATE

APPRAISAL
VALUE

GROSS
PROCEEDS

REALIZED
LOSS

CURRENT TOTAL
CUMULATIVE
* AGGREGATE LIQUIDATION EXPENSES ALSO INCLUDE OUTSTANDING P&I ADVANCES AND UNPAID SERVICING FEES, UNPAID TRUSTEE FEES, ETC..
	05/29/2003 - 12:27 (I931-I932) 2003 LASALLE BANK N.A.			PAGE 6 OF 7

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
		VERIZON GLOBAL FUNDING DEBENTURE BACKED						STATEMENT DATE:	06/02/2003
					SERIES 2002-9					PAYMENT DATE:	06/02/2003
										PRIOR PAYMENT:	12/02/2002
										NEXT PAYMENT:	12/01/2003
										RECORD DATE:	05/15/2003
ABN AMRO ACCT: 67-9052-10-0
RATING INFORMATION

						ORIGINAL RATINGS		RATING CHANGE/CHANGE DATE(1)
			CLASS	CUSIP	FITCH	MOODY'S	S&P	FITCH	MOODY'S	S&P

			A UNIT	80409L201	NR	A1	A+
			B UNIT	80409LAA0	NR	A1	A+

NR - DESIGNATES THAT THE CLASS WAS NOT RATED BY THE RATING AGENCY.

(1) CHANGED RATINGS PROVIDED ON THIS REPORT ARE BASED ON INFORMATION PROVIDED BY THE APPLICABLE RATING AGENCY VIA ELECTRONIC TRANSMISSION. IT SHALL BE
UNDERSTOOD THAT THIS TRANSMISSION WILL GENERALLY HAVE BEEN PROVIDED TO LASALLE WITHIN 30 DAYS OF THE PAYMENT DATE LISTED ON THIS STATEMENT. BECAUSE RATINGS MAY HAVE CHANGED DURING THE 30 DAY WINDOW, OR MAY NOT BE BEING PROVIDED BY THE RATING AGENCY IN AN ELECTRONIC FORMAT AND THEREFORE NOT BEING UPDATED ON
THIS REPORT, LASALLE RECOMMENDS THAT INVESTORS OBTAIN CURRENT RATING INFORMATION DIRECTLY FROM THE RATING AGENCY.

		05/29/2003 - 12:27 (I931-I932) 2003 LASALLE BANK N.A.								PAGE 7 OF 7